                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 2005
                                                           ------------


                           CAMCO FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                   0-25196                 51-0110823
-------------------------------  ---------------------   -----------------------
(State or other jurisdiction of  (Commission File No.)   (IRS Employer I.D. No.)
         incorporation)

                    6901 Glenn Highway, Cambridge, Ohio   43725
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:    (740) 435-2020
                                                    --------------------


                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Camco Financial Corporation on May 24, 2005 (the "Prior Report"), to include the following information required by Item 5.03. The Prior Report is incorporated herein by reference.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.

         (a) On May 24, 2005, the Board of Directors of Camco Financial Corporation ("Camco") amended its Amended and Restated Bylaws to increase the number of directors from nine to ten. The Board also amended Section 3.03 "Vacancies" to provide that a director who is elected to fill a newly created vacancy may hold office until the next election of the class for which such director shall have been chosen. Previously, Section 3.03 provided that a director who is elected to fill a newly created vacancy could only hold office until the next election of directors.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            --------------------------------------------------------------------
            Exhibit No.                  Description
            -----------                  -----------
            --------------------------------------------------------------------
               3(ii)   Text of Amendment to Amended and Restated Bylaws
            --------------------------------------------------------------------

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CAMCO FINANCIAL CORPORATION



                                    By: /s/ Mark A. Severson
                                        ----------------------------------------
                                          Mark A. Severson
                                           Chief Financial Officer


Date: August 5, 2005